Financing	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Financing

5. FINANCING

	March 31, 2014	December 31, 2013
8.25% senior notes due January 2019	$1,100,000	$1,100,000
Senior secured term loan due January 2017	348,250	349,125
Senior secured term loan due January 2018	522,375	523,688
Senior PIK toggle notes due June 2020	550,000	550,000
Senior secured revolving credit facility expires January 2017	—	—
Other	710	1,079

	$2,521,335	$2,523,892
Less: Original issue discount, net of amortization	(8,696)	(9,340)
Less: Current portion	(9,097)	(9,462)

	$2,503,542	$2,505,090

See Note 6 in the Notes to Consolidated Financial Statements in the 2013 Annual Report for additional information on the terms and conditions of the 8.25% senior notes, the senior secured credit facilities and the 6.625%/7.375% senior payment-in-kind toggle notes (senior PIK toggle notes).

Senior Secured Credit Facilities

During the three months ended March 31, 2014, the Company repaid $2.2 million of its senior secured term loans. No portion of the senior secured term loans was reflected as a current portion of long-term debt as of March 31, 2014 related to the potentially required excess cash flow payment because the amount that may be payable in 2015, if any, cannot currently be reliably estimated. There was no excess cash flow payment required in 2014 related to 2013.

During the three months ended March 31, 2014, the Company borrowed $15.0 million and repaid $15.0 million under the revolving credit facility. As of March 31, 2014, the Company had availability of approximately $345.0 million under the asset-based revolving credit facility, after giving effect to outstanding letters of credit.

Other Matters

The Company’s non-guarantor subsidiaries held approximately $1,061 million, or 22%, of total assets and approximately $312 million, or 9%, of total liabilities as of March 31, 2014 and accounted for approximately $320 million, or 34% of net sales for the three months ended March 31, 2014. As of December 31, 2013, the non-guarantor subsidiaries held approximately $1,077 million, or 23%, of total assets and approximately $315 million, or 9%, of total liabilities. For the three months ended March 31, 2013, the non-guarantor subsidiaries accounted for approximately $290 million, or 36%, of net sales. All amounts presented exclude intercompany balances.

The weighted average effective interest rate on outstanding borrowings, including the amortization of deferred financing costs and original issue discount, was 6.73% and 6.89% at March 31, 2014 and December 31, 2013, respectively.

6.	FINANCING

	Successor	Successor
	December 31, 2013	December 31, 2012
8.25% senior notes due January 2019	$1,100,000	$1,500,000
Senior secured term loan due January 2017	349,125	—
Senior secured term loan due January 2018	523,688	982,500
Senior PIK toggle notes due June 2020	550,000	—
Senior secured revolving credit facility expires January 2017	—	—
Other	1,079	1,696

	$2,523,892	$2,484,196
Less: Original issue discount, net of amortization	(9,340)	(13,426)
Less: Current portion	(9,462)	(10,776)

	$2,505,090	$2,459,994

8.25% Senior Notes Due 2019

The 2019 notes mature on January 15, 2019 and interest is payable semi-annually in arrears on January 15 and July 15 of each year. During 2013, the Company used the net proceeds from its initial public offering to redeem $400.0 million of its 2019 notes. In connection with the redemption, the Company paid a redemption premium of $33.0 million, which was included in other expense, net, and wrote off $7.9 million of deferred financing costs to interest expense.

In addition to redemption using net proceeds from the issuance of securities, the 2019 notes may be redeemed prior to maturity under certain other circumstances. Upon the occurrence of certain events constituting a change of control, each holder of the 2019 notes may require the Company to purchase all or part of such notes for cash at a price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of purchase. Each of the Company’s existing and future wholly owned domestic restricted subsidiaries guarantees the 2019 notes on a senior unsecured basis, to the extent such subsidiaries guarantee the U.S. tranches of the senior secured credit facilities. The 2019 notes and the guarantees are unsecured senior obligations ranking equal in right of payment to all of the Company’s existing and future senior indebtedness, including its senior secured credit facilities, and senior in right of payment to all of its existing and future indebtedness that is expressly subordinated in right of payment thereto. The 2019 notes and guarantees are effectively subordinated to all of the Company’s and the guarantors’ existing and future secured debt, including its senior secured credit facilities, to the extent of the value of the assets securing such secured debt. In addition, the 2019 notes are structurally subordinated to all existing and future liabilities (including trade payables) of the Company’s subsidiaries that do not guarantee the 2019 notes, including indebtedness incurred by certain of the Company’s non-U.S. subsidiaries under the revolving credit facility. In connection with issuing the 2019 notes, the Company incurred costs of approximately $45.7 million during the period January 15 – December 31, 2011 (Successor), which were capitalized as other noncurrent assets and are being amortized over the term of the notes. As of December 31, 2013, $24.7 million of such costs remain unamortized.

Senior Secured Credit Facilities

In connection with the acquisition of CommScope, Inc., the Company entered into senior secured credit facilities consisting of a $1.0 billion term loan and a $400 million asset-based revolving credit facility. The senior secured credit facilities are secured by substantially all of the Company’s assets and are guaranteed by substantially all of the Company’s active domestic subsidiaries.

During both 2013 and 2012, the Company amended its senior secured term loan primarily to lower the interest rate. In connection with the December 2013 amendment, the Company made a voluntary repayment of $100.0 million of its senior secured term loan and increased the maximum amount of loans that can be incurred by adjusting the Consolidated Senior Secured Debt Ratio, as defined, from 2.25:1.00 to 2.75:1.00. In addition, the December 2013 amendment refinanced the senior secured term loan into two tranches, one of which was in the amount of $350.0 million and is due January 2017 (the 2017 term loan) and the other was in the amount of $525.0 million and is due January 2018 (the 2018 term loan). The interest rate margin applicable to the refinanced loans is, at the Company’s option, either (1) the base rate (which is the highest of the then current Federal Funds rate plus 0.5%, the prime rate most recently announced by JPMorgan Chase Bank, N.A., the administrative agent under the Credit Agreement, and the one-month Eurodollar rate (taking into account the Eurodollar rate floor, if any, plus 1.0%)) plus a margin of 1.50% or (2) one-, two-, three- or six-month LIBOR or, if available from all lenders, nine- or twelve-month LIBOR (selected at the Company’s option) plus a margin of 2.50%. The amendment also eliminated the 1.0% LIBOR floor with respect to the 2017 term loan and reduces it to 0.75% with respect to the 2018 term loan.

During 2012, the Company also amended its asset-based revolving credit facility primarily to lower the interest rate and extend the term on the revolving credit facility. Among other changes to the revolving credit agreement, the expiration date was extended from January 14, 2016 to January 14, 2017 and the interest rate was amended such that outstanding principal under the revolving credit facility bears interest at a rate equal to, at the Company’s option, either (1) the base rate (as defined above) plus a margin that ranges from 0.50% to 1.00% or (2) one-, two-, three- or six-month LIBOR (or any other LIBOR period agreed to by the revolving lenders) plus a margin that ranges from 1.50% to 2.00%. The range of margins applied to base rate and LIBOR-based loans is subject to a pricing grid that is dependent on an excess availability calculation. As of December 31, 2013, the applicable margin was 0.50% for base rate loans and 1.50% for LIBOR loans. The unused line fee calculated on the undrawn portion of the revolving credit facility was amended so that the annual rate now ranges from 0.250% to 0.375% (0.375% as of December 31, 2013) based on usage of the facility.

The amendments in 2013 and 2012 resulted in the repayment of $172.3 million and $104.6 million, respectively, to certain lenders who exited the senior secured term loan and revolving credit facility syndicates and the receipt of $172.3 million and $104.6 million, respectively, in proceeds from new lenders and existing lenders who increased their positions.

As a result of the $100.0 million voluntary repayment and the 2013 amendments, $1.4 million of original issue discount and $2.0 million of deferred financing costs associated with the senior secured term loan were written off and included in interest expense for 2013. The Company also incurred pretax costs of $3.3 million, which were included in other expense, net for the year ended December 31, 2013 (Successor) on the Consolidated Statements of Operations and Comprehensive Income (Loss) and in long-term debt financing costs for the year ended December 31, 2013 (Successor) on the Consolidated Statements of Cash Flows.

As a result of the 2012 amendments, $0.5 million of original issue discount and $2.6 million of deferred financing fees associated with the original senior secured term loan and revolving credit facility were written off and included in interest expense for 2012. Upfront fees of $10.4 million that were paid to lenders under the amended senior secured term loan and revolving credit facility were recorded as original issue discount and are being amortized over the terms of the facilities. In connection with the 2012 amendments, the Company also incurred pretax costs of $2.7 million, which were included in long-term debt financing costs for the year ended December 31, 2012 (Successor) on the Consolidated Statements of Cash Flows. Of the total costs incurred, $1.0 million was deferred and is being amortized over the terms of the facilities while the remaining $1.7 million was included in other expense, net for the year ended December 31, 2012 (Successor) on the Consolidated Statements of Operations and Comprehensive Income (Loss).

During 2013, the Company borrowed and repaid $225.0 million under the revolving credit facility and made scheduled repayments of $9.7 million of its senior secured term loans. As of December 31, 2013, the Company had remaining availability of approximately $308.7 million under the asset-based revolving credit facility, reflecting a borrowing base of $362.8 million reduced by $54.1 million of letters of credit issued under the revolving credit facility.

Senior PIK Toggle Notes

On May 28, 2013, CommScope Holding Company, Inc. (the Parent Company) issued $550.0 million of 6.625%/7.375% Senior Payment-in-Kind Toggle Notes due 2020 (the senior PIK toggle notes) in a private offering, for proceeds of $538.8 million, net of debt issuance costs. The net proceeds from the issuance of the senior PIK toggle notes and available cash were used to fund $550.0 million of special cash dividends and distributions to the Parent Company’s equity holders. The senior PIK toggle notes are senior unsecured obligations that are not guaranteed by any of the Parent Company’s subsidiaries.

The Parent Company may redeem the notes in whole or part during periods after June 1, 2016 at redemption prices (expressed as a percentage of the principal amount), plus accrued and unpaid interest to the redemption date, as follows: (i) June 1, 2016 through May 31, 2017 at 103.313%; (ii) June 1, 2017 through May 31, 2018 at 101.656%; and (iii) June 1, 2018 to maturity at 100.000%.

Interest is due on the senior PIK toggle notes semi-annually in arrears on each June 1 and December 1. The first interest payment on the senior PIK toggle notes was paid in cash in December 2013. For each interest period, the Parent Company is required to pay interest on the senior PIK toggle notes entirely in cash, unless the Applicable Amount, as defined in the indenture governing the senior PIK toggle notes (the PIK Notes Indenture), is less than the applicable semi-annual requisite interest payment amount, in which case, the Parent Company may elect to pay a portion of the interest due on the senior PIK toggle notes for such interest period by increasing the principal amount of the senior PIK toggle notes or by issuing new notes for up to the entire amount of the interest payment (in each case, PIK interest) to the extent described in the PIK Notes Indenture. Cash interest on the senior PIK toggle notes will accrue at the rate of 6.625% per annum. PIK interest on the senior PIK toggle notes will accrue at the rate of 7.375% per annum until the next payment of cash interest.

For the purposes of the PIK Notes Indenture, “Applicable Amount” generally refers to the Company’s then current restricted payment capacity under the instruments governing the Company’s other indebtedness, less $20 million, and plus the Parent Company’s cash and cash equivalents less $10 million. Based on the Applicable Amount, as of December 31, 2013, the Parent Company would be required to make its next interest payment on the senior PIK toggle notes entirely in cash.

The senior PIK toggle notes are structurally subordinated to indebtedness and other liabilities of the Parent Company’s subsidiaries. Claims of creditors of such subsidiaries, including trade creditors, will have priority with respect to the assets and earnings of such subsidiaries over the holders of the senior PIK toggle notes. The Parent Company is a holding company with no material operations of its own and is, therefore, dependent upon the revenues and cash flows of its subsidiaries to service its debt obligations.

Other Matters

The following table summarizes scheduled maturities of long-term debt as of December 31, 2013:

	2014	2015	2016	2017	2018	Thereafter
	(in millions)
Scheduled maturities of long-term debt	$9.5	$8.9	$8.9	$343.9	$502.7	$1,650.0

The Company’s non-guarantor subsidiaries held approximately $1,077 million, or 23%, of total assets and approximately $315 million, or 9%, of total liabilities as of December 31, 2013 and accounted for approximately $1,358 million, or 39%, of net sales for the year ended December 31, 2013. The Company’s non-guarantor subsidiaries held approximately $952 million, or 20%, of total assets and approximately $270 million, or 7%, of total liabilities as of December 31, 2012 and accounted for approximately $1,356 million, or 41%, of net sales for the year ended December 31, 2012. All amounts presented exclude intercompany balances.

The weighted average effective interest rate on outstanding borrowings, including the amortization of deferred financing costs and original issue discount, was 6.89% as of December 31, 2013 and 7.33% as of December 31, 2012.

CommScope Holding Company, Inc. [Member]
Financing
4.	Financing

In May 2013, the Parent Company issued $550.0 million of 6.625%/7.375% Senior Payment-in-Kind Toggle Notes due 2020 (senior PIK toggle notes) in a private offering for proceeds of $540.1 million, net of debt issuance costs paid by the Parent Company. A subsidiary of the Parent Company paid $1.3 million of debt issuance costs related to the senior PIK toggle notes. The senior PIK toggle notes are senior unsecured obligations that are not guaranteed by any of the Parent Company’s subsidiaries. See Note 6 to the consolidated financial statements for more information on the senior PIK toggle notes.